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                                                                   EXHIBIT 10.8
                                                                   ------------

                                    WILMAX                      TSA# DCN-940404

                        TELECOMMUNICATIONS SERVICES AGREEMENT
                        -------------------------------------

    This Telecommunications Services Agreement (hereinafter referred to as the "Agreement" or the "TSA") is entered into this 4th day of April, 1994, by and between WILTEL, INC., a Delaware corporation, with is principal office at One Williams Center, Tulsa, Oklahoma, 74172 ("WilTel") and Digitran Corporation, a Delaware corporation, with its principal office at 379 Thornall Street, Edison, NJ 08837 ("Customer").

                                     WITNESSETH:

    WilTel agrees to provide and Customer agrees to accept switched telecommunications services ("Switched Services") and other associated services (collectively the "Services"), (i) as described in the Service Schedules identified herewith, (ii) subject to the terms and conditions contained in this Agreement, including without limitation those terms and conditions contained in the Program Enrollment Terms ("PET") which are attached hereto and incorporated herein by reference, and (iii) in conformity with each Service Request (described below) which is accepted hereunder.

    In the event of a conflict between the terms of this Agreement, the PET, the Service Schedule/Pricing Exhibit and the Service Request(s), the following order of precedence will prevail: (1) PET, (2) Service Schedule/Pricing Exhibit,
(3) the Agreement, and (4) Service Request(s).

    NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  TERM.

    (A) EFFECTIVE DATE This Agreement shall be effective between the parties as of the date first written above (the "Effective Date") and shall continue for the period of time set forth in the PET (the "Term"). Upon the expiration of the Term, the Service in question will continue to be provided subject to termination by either party upon thirty (30) days prior written notice to the other party. Customer shall be liable for all charges associated with actual usage of the Service in question during the Term and any extension thereof.

    (B) PET The PET, as subscribed to by the parties, shall set forth the Discount Schedule applicable to Switched Service charges due under this Agreement, Customer's Minimum Monthly Commitment, if any, and other information necessary to provide the Service under this Agreement.

    (C) START OF SERVICE WilTel's obligation to provide and Customer's obligation to accept and pay for non-usage sensitive charges for Service shall be binding to the extent


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provided for in this Agreement upon the submission of an acceptable Service
Request to WilTel by Customer. Customer's obligation to pay for usage sensitive charges for Switched Services shall commence with respect to any Service as of the earlier of (i) the "Requested Service Date" set forth in each Service Request, or (ii) the date the Service in question is made available to Customer and used ("Start of Service"). Start of Service for particular Services shall be further described in the Service Schedule relevant to the Switched Service in question.

    (D) SERVICE SCHEDULES Services to be provided under this Agreement shall be described in the WilTel Service Schedule which is subscribed to by authorized representatives of WilTel and Customer (collectively referred to as the "Service Schedules"). Each Service Schedule shall become a part of this Agreement to the extent that it describes the particular Services therefor, specific terms and other information necessary or appropriate for WilTel to provide such Service(s) to Customer.

    (E) SERVICE REQUESTS Customer's requests to initiate or cancel Services shall be described in an appropriate WilTel Service Request ("Service Requests"). Service Requests may consist of machine readable tapes, facsimiles or other means approved by WilTel. Further, Service Requests shall specify all reasonable information, as determined by WilTel, necessary or appropriate for WilTel to provide the Service(s) in question, which shall include without limitation, the type, quantity and end point(s) (when necessary) of circuits comprising a Service Interconnection as described in the applicable Service Schedules, or automatic number identification ("ANI") information relevant to the Service(s), the Requested Service Date, and charges, if any, relevant to the Services described in the Service Request. After WilTel's receipt and verification of a valid Service Request for SWITCHED Service (as defined in the Service Schedule) requiring a change in the primary interexchange carrier ("PIC"), WilTel agrees to (i) submit the ANI(s) relevant to such Service Requests to the following local exchange carriers ("LECs") (with which WilTel currently has electronic interface capabilities) within ten (10) days: Ameritech, Bell Atlantic, BellSouth, Nynex, Pacific Bell, Southwestern Bell, US West, GTE and United, and (ii) submit the ANI(s) relevant to such Service Requests to those LECs with which WilTel does not have electronic inter-face capabilities within a reasonable time.

2.  CANCELLATION.

    (A) CANCELLATION CHARGE At any time after the Effective Date, Customer may cancel this Agreement if Customer provides written notification thereof to WilTel not less than thirty (30) days prior to the effective date of cancellation. In such case (or in the event WilTel terminates this Agreement as provided in Section 8), Customer shall pay to WilTel all charges for Service provided through the effective date of such cancellation plus a cancellation charge (the "Cancellation Charge") equal to one hundred percent


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    (100%) of the Minimum Monthly Commitment, if any, (as described in the
    PET that would have become due for the unexpired portion of the Term.

    (B) LIQUIDATED DAMAGES It is agreed that WilTel's damages in the event Customer cancels Service shall be difficult or impossible to ascertain. The provision for a cancellation charge in Subsection 2(A) above is intended, therefore, to establish liquidated damages in the event of a cancellation and is not intended as a penalty.

    (C) CANCELLATION WITHOUT CHARGE Notwithstanding anything to the contrary contained in Subsection 2(A) above, Customer may cancel this Agreement without incurring any cancellation charge if (i) WilTel fails to provide a network as warranted in Section 9 below; (ii) WilTel fails to deliver call detail records promptly based on the frequency selected by Customer (i.e., monthly, weekly or daily); or (iii) WilTel fails to submit ANI(s) relevant to such Service Requests to the LECs within the time period described in Subsection 1(E) above. Provided, however, Customer must give WilTel written notice of any such default and an opportunity to cure such default within five (5) days of the notice. In the event WilTel fails to cure any such default within the five-day period on more than three (3) occasions within any six (6) month period, Customer may cancel this Agreement without incurring any cancellation charge.

3.  CUSTOMER'S END USERS.

    (A) END USERS Customer will obtain and upon Wiltel's request provide WilTel (within two (2) business days of the date of the request) a written Letter of Agency ("LOA") acceptable to WilTel [or with any other means approved by the Federal Communications Commission ("FCC")], for each ANI indicating the consent of the end users of Customer ("End Users") to be served by Customer and transferred (by way of change of such End User's designated PIC) to the WilTel network prior to order processing. Each LOA will provide, among other things, that the End Users have consented to the transfer being performed by Customer or Customer's designee. When applicable, Customer will be responsible for notifying End Users, in writing (or by any other means approved by the FCC) that (i) a transfer charge will be reflected on their LEC bill for effecting a change in their primary interexchange carrier ("PIC"), (ii) the entity name under which their interstate, intrastate and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning their long distance service and/or billing. Customer agrees to send WilTel a copy of the documentation Customer uses to satisfy the above requirements promptly upon request of WilTel. WilTel may change the foregoing requirements for Customer's confirming orders and/or for notifying End Users regarding the transfer charge at any time in order to conform with applicable FCC and state regulations. Provided, however, Customer will be solely responsible for ensuring that the transfer of End Users to the WilTel network conforms with applicable FCC and


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    state regulations, including without limitation. the regulations established by the FCC with respect to verification of orders for long distance service generated by telemarketing as promulgated in 47 C.F.R., Part 64, Subpart K,
    Section 64.1100 or any successor regulation(s).

    (B) TRANSFER CHARGES/DISPUTED TRANSFERS Customer agrees that it is responsible for (i) all charges incurred by WilTel to change the PIC of End Users to the WilTel network, (ii) all charges incurred by WilTel to change End Users back to their previous PIC arising from disputed transfers to the WilTel network plus an administrative charge equal to twenty percent (20%) of such charges, and (iii) any other damages suffered by or awards against WilTel resulting from disputed transfers.

    (C) EXCLUDED ANIS WilTel has the right to reject any ANI supplied by Customer for any of the following reasons: (i) WilTel is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located, (ii) a particular ANI submitted by Customer is not in proper form, (iii) Customer is not certified to provide long distance services in the jurisdiction in which the ANI is located, (iv) Customer is in default of this Agreement, (v) Customer fails to cooperate with WilTel in implementing reasonable verification processes determined by WilTel to be necessary or appropriate in the conduct of business, or (vi) any other circumstance reasonably determined by WilTel which could adversely affect WilTel's performance under this Agreement or WilTel's general ability to transfer its other customers or other end users to the WilTel network, including without limitation, WilTel's ability to electronically effect PIC changes with the LECs. In the event WilTel rejects an ANI, WilTel will notify Customer as soon as possible of its decision specifically describing the rejected ANI and the reason(s) for rejecting that ANI, and will not incur any further liability under this Agreement with regard to that ANI. Further, any ANI requested by Customer for Switched Service may be deactivated by WilTel if no Switched Service billings relevant thereto are generated in any three (3) consecutive calendar month/billing periods. WilTel will be under no obligation to accept ANIs within the three (3) full calendar month period preceding the scheduled expiration of the Term.

    (D) RECORDS Customer will maintain documents and records ("Records") supporting Customer's re-sale or Switched Service, including, but not limited to, appropriate and valid LOAs from End Users for a period of not less than. 12 months or such other longer period as may be required by applicable law, rule or regulation. Customer shall indemnify WilTel for any costs, charges or expenses incurred by WilTel arising from disputed PIC selections involving Switched Service to be provided to Customer for which Customer cannot produce an appropriate LOA relevant to the ANI and PIC charge in question, or when WilTel is not reasonably satisfied that the validity of a disputed LOA has been resolved.


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    (E)  CUSTOMER SERVICE  Customer will be solely responsible for billing the
    End Users and providing the End Users with customer service. Customer agrees to immediately notify WilTel in the event an End User notifies Customer of problems associated with the Service, including without limitation, excess noise, echo, or loss of Service.

4.  CUSTOMER'S RESPONSIBILITIES.

    (A) EXPEDITE CHARGES In the event Customer requests expeditious Service and/or changes to Service Orders and WilTel agrees to such request, WilTel will pass through the charges assessed by any supplying parries (e.g., local access providers) involved at the same rate to Customer. WilTel may further condition its performance of such request upon Customer's payment of additional charges to WilTel.

    (B) FRAUDULENT CALLS Customer shall indemnify and hold WilTel harmless from all costs, expenses, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Service to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End User of the Service through Customer or an end user of the Service through Customer's distribution channels. Customer shall not be excused from paying WilTel for Service provided to Customer or any portion thereof on the basis that fraudulent calls comprised a corresponding portion of the Service. In the event WilTel discovers fraudulent calls being made (or reasonably believes fraudulent calls are being made), nothing contained herein shall prohibit WilTel from taking immediate action (without notice to Customer) that is reasonably necessary to prevent such fraudulent calls from taking place, including without limitation, denying Service to particular ANIs or terminating Service to or from specific locations.

5.  CHARGES AND PAYMENT TERMS.

    (A) PAYMENT WilTel billings for Service are made on a monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. Subject to Subsection 5(D) below, Service shall be billed at the rates set forth on the Pricing Exhibit executed by the parties and attached hereto and incorporated herewith, and Service Requests, as the case may be. Discounts, if any, applicable to the rates for certain Switched Services are set forth in the PET. Customer will pay each WilTel invoice in full for Switched Service within thirty (30) days of the invoice date set forth on each WilTel invoice to Customer ("Due Date"). If payment is not received by WilTel on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1-1/2%) of the unpaid balance of the Service charges per month or the maximum lawful rate under applicable state law.


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    (B)  DEFINITIONS  Time of day rate periods (including WilTel Recognized
    National Holidays) will be as described in WilTel's F.C.C. Tariff No. 5.

    (C) TAXES Customer acknowledges and understands that WilTel computes all charges herein exclusive of any applicable federal, state or local use, excise, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes), whether charged to or against WilTel or Customer because of the Service furnished to Customer ("Additional Charges"). Customer shall pay such Additional Charges in addition to all other charges provided for herein.

    (D) MODIFICATION OF CHARGES WilTel reserves the right to eliminate Service offerings and/or modify charges for Service offerings (which charge modifications shall not exceed then-current generally available WilTel charges for comparable services), upon not less than sixty (60) days prior notice to Customer, which notice will state the effective date for the charge modification. In the event WilTel notifies Customer of the elimination of a Service offering and/or an increase in the charges, Customer may terminate this Agreement, without incurring a cancellation charge only with respect to the Service offering affected by the increase in charges. In order to cancel that offering, Customer must notify WilTel, in writing, at least thirty (30) days prior to the effective date of the increase in charges. Further, in the event Customer cancels its subscription to a Switched Service offering as described in this Subsection 5(D), WilTel and Customer agree to negotiate in good faith concerning Customer's Minimum Monthly Commitment, if any, described in the PET.

    (E) BILLING DISPUTES Notwithstanding the foregoing, late fees shall apply (but shall not be due and payable for a period of sixty (60) days following the Due Date therefor) for amounts reasonably disputed by Customer, provided Customer: (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement of any billing discrepancies to WilTel in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with WilTel for the purpose of resolving such dispute within said sixty (60) day period. In the event such dispute is resolved in favor of WilTel, Customer agrees to pay WilTel the disputed amounts together with any applicable late fees within ten (10) days of the resolution. In the event such dispute is resolved in favor of Customer, Customer will receive a credit for the disputed charges in question and the applicable late fees. In the event the dispute can not be resolved within such sixty (60) day period (unless WilTel has agreed in writing to extend such period) all disputed amounts together with late fees shall become due and payable, and this provision shall not be construed to prevent Customer from pursuing any available legal remedies. WilTel shall not be obligated to consider any Customer notice of billing discrepancies which are received by WilTel more than sixty (60) days following the Due Date of the invoice in question.


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    (F)  SUSPENSION OF SERVICE  In the event charges due pursuant to WilTel's invoice are not paid in full by the Due Date, WilTel shall have the right, after giving Customer ten (10) days prior notice, to suspend all or any portion of the Service to Customer ("Suspension Notice") until such time (designated by WilTel in its Suspension Notice) as Customer has paid in full ALL charges then due to WilTel, including any late fees. Following such payment, WilTel shall reinstitute Service to Customer ONLY when Customer provides WilTel with satisfactory assurance of Customer's ability to pay for Service (i.e., a deposit, letter of credit or other means acceptable to WilTel) and Customer's advance payment of the cost of reinstituting Service. If Customer fails to make the required payment by the date set forth in the Suspension Notice, Customer will be deemed to have canceled the Service suspended effective as of the date of suspension. Such cancellation shall not relieve Customer for payment of applicable cancellation charges as described in Section 2.

6. CREDIT: Customer's execution of this Agreement signifies Customer's acceptance of WilTel's initial and continuing credit approval procedures and policies. WilTel reserves the right to withhold initiation or full implementation of Service under this Agreement pending WilTel's initial satisfactory credit review and approval thereof which may be conditioned upon terms specified by WilTel, including, but not limited to, security for payments due hereunder in the form of a cash deposit or other means. WilTel reserves the right to modify its requirements, if any, with respect to any security or other assurance provided by Customer for payments due hereunder in light of Customer's actual usage when compared to projected usage levels upon which any security or assurance requirement was based.

7. CREDITWORTHINESS: If at anytime there is a material adverse change in Customer's creditworthiness, then in addition to any other remedies available to WilTel, WilTel may elect, in its sole discretion, to exercise one or more of the following remedies: (i) cause Start of Service for Service described in a previously executed Service Request to be withheld: (ii) cease providing Service pursuant to a Suspension Notice; (iii) decline to accept a Service Request or other requests from Customer to provide Service which WilTel may otherwise be obligated to accept and/or (iv) condition its provision of Service or acceptance of a Service Request on Customer's assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. An adverse material change in Customer's creditworthiness shall include, but not be limited to: (i) Customer's default of its obligations to WilTel under this or any other agreement with WilTel; (ii) failure of Customer to make full payment of charges due hereunder on or before the Due Date on three (3) or more occasions during any period of twelve (12) or fewer months or Customer's failure to make such payment on or before the Due Date in any two (2) consecutive months; (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to WilTel or any entity affiliated with WilTel or which is a materially greater credit risk than Customer; or, (iv) Customer's being


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subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer.

8. REMEDIES FOR BREACH. In the event Customer is in breach of this Agreement, including without limitation, failure to pay charges due hereunder by the date stated in the Suspension Notice described in Subsection 5(F), WilTel shall have the right, after giving Customer five (5) days prior notice, and in addition to foreclosing any security interest WilTel may have, to (i) terminate this Agreement; (ii) withhold billing information from Customer; and/or (iii) contact the End Users (for whom calls are originated and terminated solely over facilities comprising the WilTel network) directly and bill such End Users directly until such time as WilTel has been paid in full for the amount owed by Customer. If Customer fails to make payment by the date stated in the Suspension Notice and WilTel, after giving Customer five (5) days prior notice, terminates this Agreement as provided in this Section 8, such termination shall not relieve Customer for payment of applicable cancellation charges as described in Section 2 above.

9. WARRANTY. WilTel will use reasonable efforts under the circumstances to maintain its overall network quality. The quality of Service provided hereunder shall be consistent with telecommunications common carrier industry standards, government regulations and sound business practices. WILTEL MAKES NO OTHER WARRANTIES ABOUT THE SERVICE PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

10. LIABILITY, GENERAL INDEMNITY: REIMBURSEMENT.

    (A) LIMITED LIABILITY IN NO EVENT WILL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.

    (B) GENERAL INDEMNITY In the event parties other than Customer (e.g., Customer's End Users) shall have use of the Service through Customer, then Customer agrees to forever indemnify and hold WilTel, its affiliated companies and any third-party provider or operator of facilities employed in provision, of the Service harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments which those parties may assert arising out of or relating to any defect in the Service.

    (C) REIMBURSEMENT Customer agrees to reimburse WilTel for all reasonable costs and expenses incurred by WilTel due to WilTel's direct participation (either as a party or


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    witness) in any administrative, regulatory or criminal proceeding concerning Customer if WilTel's involvement in said proceeding is based solely on WilTel's provision of Services to Customer.

11. FORCE MAJEURE. If WilTel's performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, or supplier failure, shortage, breach or delay, then WilTel shall be excused from such performance on a day-to-day basis to the extent of such restriction or interference. WilTel shall use reasonable efforts under the circumstances to avoid or remove such causes or nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.

12. STATE CERTIFICATION. Customer warrants that in all jurisdictions in which it provides long distance services that require certification, it has obtained the necessary certification from the appropriate governmental authority. Further, if required by WilTel, Customer agrees to provide proof of such certification acceptable to WilTel. In the event Customer is prohibited, either on a temporary or permanent basis, from conducting its telecommunications operations in a given state, Customer shall (i) immediately notify WilTel by facsimile, and (ii) send written notice to WilTel within twenty-four (24) hours of such prohibition.

13. INTERSTATE/INTRASTATE SERVICE. Except with respect to Switched Service specifically designated as intrastate Service or international Service, the rates provided to Customer in a Service Schedule are applicable only to Switched Service if such Service is used for carrying interstate telecommunications (i.e., Service subject to FCC jurisdiction). WilTel shall not be obligated to provide Switched Service with end points within a single state or Switched Service which originates/terminates at points both of which are situated within a single state. In those states where WilTel is authorized to provide intrastate service (i.e., telecommunications transmission services subject to the jurisdiction of state regulatory authorities), WilTel will, at its option, provide intrastate Service pursuant to applicable state laws, regulations and applicable tariff, if any, filed by WilTel with state regulatory authorities as required by applicable law.

14. AUTHORIZED USE OF WILTEL NAME. Without WilTel's prior written consent, Customer shall not (i) refer to itself as an authorized representative of WilTel whenever it refers to the Services in promotional, advertising or other materials, or (ii) use WilTel's logos, trade marks, service marks, or any variations thereof in any of its promotional, advertising or other materials. Additionally, Customer shall provide to WilTel for its prior review and written approval, all promotions, advertising or other materials or activity using or displaying WilTel's name or the


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Services to be provided by WilTel.  Customer agrees to change or correct, at
Customer's expense, any such material or activity which WilTel, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable. Customer is explicitly authorized to only use the following statements in its sales literature: (i) "Customer utilizes the WilTel network", (ii) "Customer utilizes WilTel's facilities", (iii) "WilTel provides only the network facilities", and (iv) "WilTel is our network services provider".

15. NOTICES. Notices under this Agreement shall be in writing and delivered to the person identified below at the offices of the parties as they appear below or as otherwise provided for by proper notice hereunder. Customer shall notify WilTel in writing if Customer's billing address is different than the address shown below. The effective date for any notice under this Agreement shall be the date of actual receipt of such notice by the appropriate party, notwithstanding the date of mailing.

If to Wiltel:                          If to Customer:
     Wiltel, Inc.                            Digitran Corporation
     One Williams Center, 28th Flr           379 Thornall Street
     Tulsa, OK  74172                        Edison, NJ  08837
     Attn:  Carrier Sales Dept.              Attn:  Vice President
                                                         and CEO

16. NO-WAIVER. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party, claimed to have waived or consented. A consent to waiver of or excuse for a breach or default by either party, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

17.  PARTIAL INVALIDITY; GOVERNMENT ACTION.

     (A) PARTIAL INVALIDITY If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, rule or regulation, that part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of that provision or the remaining provisions of this Agreement. In such event, Customer and WilTel will negotiate in good faith with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

     (B) GOVERNMENT ACTION Upon thirty (30) days prior notice, either party shall have the right, without liability to the other, to cancel an affected portion of the Service if any material rate or term contained herein and relevant to the affected Service is substantially changed (to the detriment of the terminating party) or found to be unlawful or the relationship between the parties hereunder is found to be unlawful by order of the highest


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     court of competent jurisdiction to which the matter is appealed, the FCC, or other local, state or federal government authority of competent jurisdiction.

18. EXCLUSIVE REMEDIES. Except as otherwise specifically provided for herein, the remedies set forth in this Agreement comprise the exclusive remedies available to either party at law or in equity.

19. USE OF SERVICE. Upon WilTel's acceptance of a Service Request hereunder, WilTel will provide the Service specified therein to Customer upon condition that the Service shall not be used for any unlawful purpose. The provision of Service will not create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties, and WilTel and Customer agree that this Agreement, to the extent it is subject to FCC regulation, is an inter-carrier agreement which is not subject to the filing requirements of Section 211(a) of the Communications Act of 1934 (47 U.S.C.
Section 211(a)) as implemented in 47 C.F.R. Section 43.51.

20.  CHOICE OF LAW; FORUM.

     (A) LAW This Agreement shall be construed under the laws of the State of Oklahoma without regard to choice of law principles.

     (B) FORUM Any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma. By execution of this Agreement, both Customer and WilTel hereby submit to such jurisdiction, hereby expressly waiving whatever rights may correspond to either of them by reason of their present or future domicile. In furtherance of the foregoing, Customer and WilTel hereby agree to service by U.S. Mail at the notice addresses referenced in Section 15.
     Such service shall be deemed effective upon the earlier of actual receipt or seven (7) days following the date of posting.

21.  PROPRIETARY INFORMATION.

     (A) CONFIDENTIAL INFORMATION The parties understand and agree that the terms and conditions of this Agreement, all documents referenced (including invoices to Customer for Service provided hereunder) herein, communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to Customer for any Service proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential as between Customer and WilTel.


                                    Page 11 of 13                  CONFIDENTIAL

     (B) LIMITED DISCLOSURE A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to legal process, or to any other party other than the directors, officers, and employees of a party or a party's agents including their respective brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing parry, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

     (C) PRESS RELEASES The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, the Service provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

     (D) SURVIVAL OF CONFIDENTIALITY The provisions of this Section 21 will be effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination of all Service hereunder.

22. SUCCESSORS AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns, provided, however, that Customer shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of WilTel, which consent shall not be unreasonably withheld, and further provided that any assignment or transfer without such consent shall be void.

23.  GENERAL.

     (A) SURVIVAL OF TERMS The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall so survive the completion of performance and termination of this Agreement, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

     (B) HEADINGS Descriptive headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.
     (C) INDUSTRY TERMS Words having well-known technical or trade meanings shall be so construed, and all listings of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

                                    Page 12 of 13                  CONFIDENTIAL

     (D) RULE OF CONSTRUCTION No rule of construction requiring interpretation against the drafting party hereof shall apply in the interpretation of this Agreement.

24. ENTIRE AGREEMENT. This Agreement consists of (i) all the terms and conditions contained herein, and, (ii) all documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to Service provided hereunder. No subsequent agreement between the parties concerning the Service shall be effective or binding unless it is made in writing and subscribed to by authorized representatives of Customer and WilTel.

     IN WITNESS WHEREOF, the parties have executed this Telecommunications Services Agreement on the date first written above.


WILTEL INC.                                           DIGITRAN CORPORATION
                                                      --------------------
                                                           (CUSTOMER)

By:      /s/ W.R. Trower                               /s/ Peter S. Macaluso
        ----------------                                  ----------------
           (Signature)                                       (Signature)

           W.R. Trower                                     Peter S. Macaluso
        ----------------                                    ----------------
          (Print Name)                                         (Print Name)


      Regional Vice President                             Vice President
        ----------------                                  ----------------
             (Title)                                          (Title)


                                    Page 13 of 13                  CONFIDENTIAL

                                        WILMAX

                               PROGRAM ENROLLMENT TERMS
                               ------------------------

                                      [CARRIER]


     These Program Enrollment Terms ("PET") are made this 4th day of April, 1994 (the "Effective Date"), by and between WilTel, Inc. ("WilTel") and Digitran Corporation ("Customer") and are a part of their agreement for switched services; more particularly identified as TSA#DCN-940404 ("the Agreement"). In accordance with the Agreement, charges to Customer for Service obtained thereunder shall be subject to the Discount Schedule set forth below and the Agreement shall also be subject to the terms and conditions set forth herein.

1. Service Term: Month to Month (N/A) Months. WilTel will not be obligated to accept any Service Request under the Agreement if Customer's initial Service Request is not submitted by Customer within thirty (30) days of the date of this PET and further subject to a Requested Service Date within ninety (90) days of the date of this PET.

2. Discount Schedule: The discount is based on the months contained in the Service Term divided by 12. If the product of the division is equal to or greater than 1 but less than 2, the 1-Year discounts apply; if the product of the division is equal to or greater than 2 but less than 3, the 2-Year discounts apply; and, if the product of the division is equal to or greater than 3, the 3-Year discounts apply. Customer will automatically receive the next higher discount when Customer's eligible Monthly Revenue reaches the next level.


       Monthly                                         SERVICE TERM
      Revenue (a)             MTM        1-YR        2-YR         3-YR
      -----------             ---        ----        ----         ----

          [*]                 [*]        [*]          [*]          [*]

          [*]                 [*]        [*]          [*]          [*]

          [*]                 [*]        [*]          [*]          [*]

          [*]                 [*]        [*]          [*]          [*]

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 1 of 4                   CONFIDENTIAL

          [*]                 [*]       [*]       [*]       [*]

     (a) Monthly Revenue will include all measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) plus three (3) times Customer's recurring monthly Private Line Interexchange Services charges (i.e., both Domestic and International) from WilTel (exclusive of any pro rata charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as Monthly Recurring Interexchange Service Charges.

     (b) Requires a minimum of one (1) DS-1 circuit comprising a Service Interconnection as defined in the Service Schedule with respect to TERMINATION Service and/or 800 ORIGINATION Service.

     If Customer's Minimum Commitment is at least $50,000, the percentages shown in the Discount Schedule above will be increased by one-half percent (.5%); if Customer's Minimum Commitment is at least $250,000, the percentages shown in the Discount Schedule above will be increased by one percent (1%); if Customer's Minimum Commitment is at least $500,000, the percentages shown in the Discount Schedule above will be increased by two percent (2%); and, if Customer's Minimum Commitment is at least $1,000,000, the percentages shown in the Discount Schedule above will be increased by three percent (3%). The applicable percentage (i.e., based on Customer's Service Term and Minimum Commitment, if any) will commence as of the Effective Date.

3. Customer's Minimum Commitment: Commencing ____________N/A+______________ through the end of the Service Term or any extension thereof, Customer agrees to obtain Monthly Revenue of at least $_______-0-_____ ("Customer's Minimum Commitment"). In the event Customer is no longer maintaining TERMINATION Service or 800 ORIGINATION Service but is maintaining SWITCHED Service, DEDICATED ACCESS Service or TRAVEL CARD Service, Customer's Minimum Commitment will be the greater of (i) $50,000, or (ii) the amount stated above.

     + If applicable, must not be more than four (4) months after the Effective Date, and must be the 1st day of a calendar month.

4. Deficiency Charge: In the event Customer does not maintain the designated Minimum Commitment in the months indicated, then for those month(s) only, Customer will pay WilTel the difference between Customer's Minimum Commitment and Customer's Monthly Revenue as described in Section 2 above net of any applicable discounts (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's


                                     Page 2 of 4                   CONFIDENTIAL

     Minimum Commitment for the unexpired portion of the Term, if (i) Customer cancels all circuits comprising all Service Interconnections as described in the Service Schedules, or (ii) WilTel terminates the Agreement based on Customer's default.

5. Application of Discounts: After determining Customer's applicable discount percentage based on the Discount Schedule in Section 2 above, the applicable percentage will be only applied to Monthly Revenues comprised of Customer's interstate (excluding Alaska, Hawaii, the United States Virgin Islands and Puerto Rico) measured usage charges (which includes 1+ and 800 usage, whether switched access or dedicated access). During the Service Term of the Agreement, accumulated credits derived from discounts under the Discount Schedule will be applied in arrears commencing with the first day of the month following the Effective Date (the "Discount") based upon Monthly Revenue relevant to the preceding month (the "Discount Period") which period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

     Example: Customer has agreed to a two-year Service Term and a $500,000 Minimum Commitment. In one month, Customer has $50,000 in Private Line Interexchange Service Charges (both Interstate and Intrastate) and is credited with $150,000 in Monthly Revenue plus $50,000 in Switched Service Intrastate charges and $300,000 in Interstate Switched Service charges. Customer's Monthly Revenue for the month in question would equal a total of $500,000. Customer would receive an 8% discount which, subject to the other conditions set forth in this Section 5, would be applied to the total Inter-state Switched Service charges of $300,000 to produce a credit relevant to the month in question of $24,000.

     Each Discount will result in the application of a credit obtained during the Discount Period to the WilTel invoice to Customer relevant to the billed measured Interstate Switched Service for the calendar month next following the completion of each Discount Period, PROVIDED Customer has paid undisputed charges on a current basis for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall result in no credit for the Discount Period in question. In addition, as the Discount is only applicable for purposes of reducing the Interstate Switched Service charge to Customer, the Discount will only be applied to the Interstate Switched Service charges for the Discount Period in question to the extent that such charge shall not be reduced below zero and without carry-forward of any unused portion of the accumulated credit if Interstate Switched Service charges for the month in question do not exceed the accumulated credit.


                                     Page 3 of 4                   CONFIDENTIAL

     IN WITNESS WHEREOF, the parties have executed these Program Enrollment Terms on the date First written above.


WILTEL INC.                                           DIGITRAN CORPORATION
                                                   ____________________________
                                                           (CUSTOMER)

By:      /s/ W.R. Trower                               /s/ Peter S. Macaluso
    ______________________________                 ____________________________
             (Signature)                                   (Signature)

             W.R. Trower                                   Peter S. Macaluso
__________________________________                 ____________________________
             (Print Name)                                  (Print Name)


      Regional Vice President                         Vice President and CFO
__________________________________                 ____________________________
             (Title)                                          (Title)


                                     Page 4 of 4                   CONFIDENTIAL

                                        WILMAX

                                   SERVICE SCHEDULE
                                   ----------------

                                      [CARRIER]


     This Service Schedule is made as of the 4th day of April, 1994, by and between WilTel, Inc. ("WilTel") and Digitran Corporation ("Customer") and is a part of their agreement for switched services, identified as TSA#DCN-940404 (the "Agreement"). Neither Customer nor WilTel shall be obligated with respect to the Service described below, nor any other condition of Service until Customer has submitted and WilTel has accepted a Service Request with respect to the particular Services.

1. WILMAX SERVICES: During the Service Term of the Agreement, WilTel will provide the following Services (all as more particularly described herein), (i) to and from the locations below, (ii) for the charges set forth in the Pricing Exhibit dated concurrently herewith, and (iii) subject to the Discount Schedule set forth in the Program Enrollment Terms:

     (a) WilMAX Extended Network Termination Service ("TERMINATION Service") which is WilTel's termination of calls received from Customer's Service Interconnection(s).

     (b) WilMAX Extended Network 800 Service ("800 ORIGINATION Service") which is the origination of calls by WilTel and the termination of such calls to Customer's Service Interconnection(s).

     (c) WilMAX Switched Access Service ("SWITCHED Service") which is the origination and termination of calls solely over facilities comprising the WilTel network.

     (d) WilMAX Dedicated Access Service ("DEDICATED ACCESS Service") which is the origination and termination of calls solely over facilities comprising the WilTel network.

     (e) WilMAX TRAVEL CARD Service ("TRAVEL CARD Service") which is the origination and termination of calls solely over facilities comprising the WilTel network.

2.   START OF SERVICE:

     (a) Start of Service for TERMINATION Service will occur concurrently with the activation of each circuit comprising Service Interconnections relevant to WilTel TERMINATION Service.


                                     Page 1 of 9                   CONFIDENTIAL

     (b) Start of Service for 800 ORIGINATION Service will occur concurrently with the activation of each circuit comprising Service Interconnections relevant to 800 ORIGINATION Service.

     (c) Start of Service for SWITCHED Service will occur on (i) an ANI by ANI basis concurrently with the activation of each ANI to be served, and (ii) an 800 Number by 800 Number basis concurrently with the activation of each 800 Number.

     (d) Start of Service for DEDICATED ACCESS Service will occur concurrently with the activation of each circuit comprising Service Interconnections relevant to DEDICATED ACCESS Service.

     (e) Start of Service for TRAVEL CARD Service will occur on a Code by Code basis concurrently with the activation of each Code.

3.   SERVICE INTERCONNECTIONS - TERMINATION SERVICE AND 800 ORIGINATION SERVICE:

     (a) In order to utilize TERMINATION Service and 800 ORIGINATION Service, one or more full time dedicated connections between Customer's network and the WilTel network at one or more WilTel designated locations ("WilTel POP") must be established ("Service Interconnection(s)"). Each Service Interconnection shall be comprised of one or more DS-1 circuits.

     (b) The circuit(s) comprising each Service Interconnection to a WilTel POP shall be requested by Customer on the appropriate WilTel Service Request. Each Service Request for TERMINATION Service or 800 Origination Service will describe (among other things) the WilTel POP to which a Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Service Interconnection and any charges and other information relevant thereto, such as, Customer's terminating or originating switch location, as the case may be. Such additional information may be obtained from Customer or gathered by WilTel and recorded in Technical Information Sheets provided by WilTel.

     (c) Once ordered, and unless otherwise provided for in this Agreement, Service Interconnections or the circuits comprising each Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to WilTel.

     (d) Absent the automatic number identification ("ANI") of the calling party, Customer shall provide WilTel with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the WilTel POP is located to which the Service


                                     Page 2 of 9                   CONFIDENTIAL

Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of WilTel which requests shall not be made unilaterally by WilTel more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates provided for in the Pricing Exhibit. In the event WilTel or any other third party requires an audit of WilTel's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to WilTel or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify WilTel for any liability WilTel incurs in the event Customer's Certification is different than that determined by the audit.

     (e) Customer shall be solely responsible for establishing and maintaining each Service Interconnection over facilities subject to WilTel's approval. Service Interconnections shall only be comprised of DS-1 facilities unless otherwise provided for in the Service Request and agreed to in writing by WilTel. If a Service Interconnection is proposed to be made via a local exchange carrier, WilTel will have the authority to direct Customer to utilize WilTel's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from WilTel. The monthly recurring charge relevant to Customer's use of LSA capacity shall be subject to upward adjustment by WilTel from time to time. Such adjustment, if any, shall not exceed the rate that otherwise would be charged for the equivalent switched access capacity between the rate that otherwise would be charged for the equivalent switched access capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

     (f) If other private line interexchange facilities are necessary to establish a Service Interconnection, and such facilities are requested from WilTel, such facilities will be provided on an individual case basis.

     (g) Commencing with the first full calendar month following Start of Service for each circuit comprising a Service Interconnection and thereafter, Customer will maintain an average loading of traffic per DS-1 (or DS-1 equivalent circuit) of not less than 100,000 minutes of use per calendar month/billing period ("Minimum Monthly Usage"). In the event Customer fails to obtain the required Minimum Monthly Usage level for the circuits comprising each Service Interconnection, WilTel will charge and Customer will pay $.03 multiplied by the difference between the Minimum Monthly Usage and the actual minutes of use for the circuit(s) comprising the Service Interconnection in question ("Minimum Usage Charge"), WilTel TERMINATION Service and 800 ORIGINATION Service minutes carried over the same Service Interconnection,


                                     Page 3 of 9                   CONFIDENTIAL
if any, shall be included in determining if Customer has met the Minimum Monthly Usage requirement.

     Example: Customer's actual monthly usage for 2 DS-Is comprising Customer's Service Interconnection at WilTel POP A is 180,000 minutes and Customer's actual monthly usage for 2 DS-1s comprising Customer's Service Interconnection at WilTel POP B is 270,000 minutes. Customer would be subject to a Minimum Usage charge or $600 since Customer's Minimum Monthly Usage at WilTel POP A was below 200,000 [(2 x 100,000) - 180,000 x $.03 = $600] and no Minimum
               Monthly Usage Charge for the Service Interconnection at WilTel POP B, because Customer exceeded the required minimum of 200,000 in actual minutes of use for the 2 DS-1s comprising the Service Interconnection at WilTel POP B.

     (h) Customer may cancel circuits comprising the Service Interconnection(s) at any time without liability to WilTel for cancellation charges. In the event Customer does not have a Minimum Commitment and Customer cancels all circuits comprising all Service Interconnections at any time during the Service Term, the Cancellation Charge described in Subsection 2(A) of the Agreement shall not apply. Provided, however, Customer shall nevertheless be liable to pay WilTel a cancellation charge (regardless of the number of DS-1 or DS-1 equivalent circuits comprising the Service Interconnection(s) in question) of $1,000 multiplied by the number of months (or pro rata portion thereof) remaining in the Service Term ("Carrier Service Cancellation Charge").

     (i) Because the damages to WilTel from Customer's cancellation or termination of all circuits comprising all Service Interconnections prior to completion of the Service Term is difficult if not impossible to determine, the Carrier Service Cancellation Charge due to WilTel in accordance with this Subsection is intended by the parties to establish liquidated damages payable by Customer to WilTel and not as a penalty of any kind.

4.   SERVICE INTERCONNECTIONS - DEDICATED ACCESS:

     (a) In order to utilize DEDICATED ACCESS Service, one or more full time dedicated connections between an End User's private branch exchange ("PBX") or other customer premise equipment and the WilTel network at one or more WilTel designated locations ("WilTel POP") must be established ("Dedicated Service Interconnection(s)"). Each Dedicated Service Interconnection shall be comprised of one or more DS-1 circuits or DS-3 circuits, as the case may be.

     (b) The circuit(s) comprising each Dedicated Service Interconnection to a WilTel POP shall be requested by Customer on the appropriate WilTel Service Request. Each Service Request for DEDICATED ACCESS Service will describe (among other things) the WilTel POP


                                     Page 4 of 9                   CONFIDENTIAL
to which a Dedicated Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Dedicated Service Interconnection and any charges and other information relevant thereto, such as, the location of the end user's originating or terminating location, as the case mav be. Such additional information mav be obtained from Customer or gathered by WilTel and recorded in Technical Information Sheets provided by WilTel.

     (c) Once ordered, and unless otherwise provided for in this Agreement. Dedicated Service Interconnections or the circuits comprising each Dedicated Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to WilTel.

     (d) Customer shall be responsible for establishing each Dedicated Service Interconnection over facilities subject to WilTel's approval. Dedicated Service Interconnections shall only be comprised of DS-1 facilities unless otherwise provided for in the Service Request. If a Dedicated Service Interconnection is proposed to be made via a local exchange carrier, WilTel will have the authority to direct Customer to utilize WilTel's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from WilTel. Rerecurring charge relevant to Customer's use of LSA capacity shall be stated in the corresponding Service Request subject, however, to upward adjustment by WilTel. Such adjustment if any, shall not exceed the rate that otherwise would be charged for the equivalent capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

     (e) Upon Customer's request, WilTel will provision and maintain local access facilities between the End User Location and the WilTel POP, subject to any LEC charges plus other applicable terms and charges set forth in WilTel's F.C.C. Tariff No. 5. If other private line interexchange facilities are necessary to establish a Dedicated Service Interconnection, such facilities will be provided on an individual case basis.

     (f) DEDICATED ACCESS SERVICE MINUTES OF USE ARE NOT SUBJECT TO AGGREGATION FOR THE PURPOSE OF DETERMINING IF CUSTOMER HAS MET ITS MINIMUM MONTHLY USAGE FOR TERMINATION SERVICE OR 800 ORIGINATION SERVICE.

5. BILLING INCREMENTS: U.S. Domestic (including Alaska, Hawaii, United States Virgin Islands and Puerto Rico) Service calls will be billed in six (6) second increments and subject to a six (6) second minimum charge (i) utilizing Hardware Answer Supervision where available, and (ii) with respect to 800 Services, commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, WilTel reserves the right to suspend 800 Service or deny requests by Customer for additional Service until appropriate compliance is established.
All



                                     Page 5 of 9                   CONFIDENTIAL
international calls, with the exception of Mexico, will be billed in six (6) second increments and subject to a thirty (30) second minimum charge. Mexico calls will be billed in one (1) minute increments and subject to a one (1) minute minimum charge.

6. FORECASTS: Before Customer's initial order for Service, Customer shall provide WilTel with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable WilTel to configure optimum network arrangements. In the event Customer's Service traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the WilTel Network, WilTel reserves the right to block the source of such adverse traffic at any time. Customer will provide WilTel with additional forecasts from time to time upon WilTel's request which shall not be more frequent than once every three (3) months.

7. RBOC TERMINATION/ORIGINATION: Following Start of Service for TERMINATION SERVICE or 800 ORIGINATION Service, Customer will maintain at least 80% of the minutes of traffic (during any calendar month or pro rata portion thereor) comprising Customer's TERMINATION Service or 800 Service for termination or origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC Terminations/Originations") and subject to such RBOC's tariffed access charges. WilTel shall have the right to apply a ($.015) per minute surcharge to the number of minutes by which Non-RBOC Terminations/Originations; exceed 20% of total monthly TERMINATION Service or 800 ORIGINATION Service minutes.

8.   SERVICE INTERCONNECTION INSTALLATION:

     (a) DS-1 circuits comprising all Service Interconnections (including Dedicated Service Interconnections) will be subject to a nonrecurring $400 per DS-1 switch port installation charge.

     (b) DS-3 circuits comprising all Service Interconnections (including Dedicated Service Interconnections) will be subject to a nonrecurring per DS-3 switch port installation charge as determined on an individual case basis.

9. CDR TAPES: WilTel will provide Call Detail Records for WilTel's Services in machine readable form ("CDR Tapes") subject to the provisions set forth below:

     (a) WilTel will provide Customer one (1) CDR Tape once each month in one of several magnetic tape formats (to be selected on Customer's Service Request) which WilTel currently is then making available to its Customers. Monthly CDR Tapes under this Subsection are provided at no charge.

     (b) Customer may order a monthly delivery of toll records on 3.5" floppy diskette subject to a recurring charge of $250 per month.


                                     Page 6 of 9                   CONFIDENTIAL

     (c) Customer may order and WilTel will provide Customer one (1) CDR Tape once each week in one of several magnetic tape formats (to be selected on Customer's Service Request) which WilTel currently is then making available to its Customers. Weekly CDR Tapes under this Subsection are subject to a recurring monthly charge of $150.

10.  800 NUMBERS:

     (a) 800 numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by WilTel, and if provided, will be subject to additional charges as set forth below and WilTel's then current reservation policy which shall also apply to any randomly selected and reserved 800 number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve 800 numbers in an amount equal to the greater of (i) 50, or (ii) fifteen percent (15%) of the total number of 800 numbers activated by WilTel for Customer. Customer requests for 800 numbers inconsistent with the above stated conditions may be considered by WilTel on an individual case basis 800 numbers reserved for Customer will be activated upon Customer's request, however, each 800 number will be subject to reversion to WilTel without notice to Customer after sixty (60) days from issuance to Customer in the event WilTel records no level of measured charges associated with such number as of the expiration or after said sixty (60) day period.

     (b)  Customer Request for Specific Numbers - $25 per individual number.

     (c) Customer specifically agrees that regardless of the method in which an 800 number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from WilTel under a theory of detrimental reliance or otherwise that such 800 number(s) are found not to be available for Customer's use until such 800 number is put in service for the benefit of Customer, and that such 800 number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("800 Number Trafficking"). Any attempt by Customer to engage in 800 Number Trafficking shall be grounds for reclamation by WilTel for reassignment of the 800 number(s) reserved for or assigned to Customer.

11. RESPORG SERVICES: Responsible Organization Services (relevant to 800 Numbers) if provided by WilTel are provided pursuant to WilTel's F.C.C. Tariff No. 5.

12.  LIMITATION OF ORIGINATION OR TERMINATION LOCATIONS:

     (a) TERMINATION Service: (i) origination is available from any WilTel POP; and (ii) termination is to any direct dialable location worldwide.


                                     Page 7 of 9                   CONFIDENTIAL

     (b) 800 ORIGINATION Service: (i) origination is available from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and
Canada: and (ii) termination is to any Customer designated Service Interconnection.

     (c) SWITCHED Service (1 +): (i) origination is available from all equal access exchanges in the 48 contiguous United States except in LATA 921 (Fishers Island, NY); and (ii) termination is to any direct dialable location worldwide.

     (d) SWITCHED Service (800): (i) origination is available from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada; and (ii) termination is available to locations in the 48 contiguous United States.

     (e) DEDICATED ACCESS Service (1+): (i) origination is available from locations in the 48 contiguous United States; and (ii) termination is available to any direct dialable location worldwide.

     (f) DEDICATED ACCESS Service (800): origination is available from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada; and (ii) termination is available to any Customer designated Dedicated Service Interconnection.

     (g) TRAVEL CARD Service: (i) origination is available from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada;
(ii) termination is available to locations in the 48 contiguous United States for calls from locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada; and (iii) termination is available to locations in the 50 United States, the United States Virgin Islands, Puerto Rico and Canada for calls from locations in the 48 contiguous United States.

13. AUTHORIZATION CODES: WilTel will Supply Customer with authorization codes ("Codes") containing nine (9) digits for use with a corresponding 800 Service number for origination and termination of Travel Card calls. The Codes may be obtained by Customer in blocks of ten (10) not to exceed a total of 1000 Codes at any one time. WilTel reserves the right to deny access to any Code at any time.

14. INBOUND PORTION OF TRAVEL CARD CALL: The inbound service portion of a TRAVEL CARD Service call (i.e.. the 800 Service) must be provided by WilTel.


                                     Page 8 of 9                   CONFIDENTIAL

     IN WITNESS WHEREOF, the parties have executed this Service Schedule on the date first written above.


WILTEL INC.                                           DIGITRAN CORPORATION
                                                     ------------------------
                                                           (CUSTOMER)

By:      /s/ W.R. Trower                              /s/ Peter S. Macaluso
    --------------------------                       ------------------------
          (Signature)                                      (Signature)

            W.R. Trower                                  Peter S. Macaluso
    --------------------------                       ------------------------
           (Print Name)                                    (Print Name)


      Regional Vice President                         Vice President and CFO
    --------------------------                       ------------------------
             (Title)                                          (Title)


                                     Page 9 of 9                   CONFIDENTIAL

                                        WILMAX

                                   PRICING EXHIBIT

                                      [CARRIER]

     This Pricing Exhibit is made as of the 4th day of April, 1994, by and between WilTel, Inc. ("WilTel") and Digitran Corporation ("Customer") and is a part of their agreement for switched services, identified as TSA #DCN-940404 (the "Agreement").

A.   TERMINATION SERVICE

     INTERSTATE RATES PER MINUTE

     [*]

     INTERSTATE EXTENDED RATES PER MINUTE

     [*]

     INTERSTATE SUPERSAVER RATE PER MINUTE

     [*] These rates are only available and only apply to Interstate TERMINATION Service calls to the following Supersaver LATAs set forth below (i.e., Intrastate TERMINATION Service calls will not be subject to Supersaver Rates):

                    Atlanta, GA (LATA 438)
                    Boston, MA (LATA 128)
                    Chicago, IL (LATA 358)
                    Dallas, TX (LATA 552)
                    Denver, CO (LATA 656)
                    Houston, TX (LATA 560)
                    Kansas City, MO (LATA 524)
                    Las Vegas, NV (LATA 721)
                    Los Angeles, CA (LATA 730)
                    Miami, FL (LATA 460)
                    Minneapolis, MN (LATA 628)
                    New York, NY (LATA 132)
                    Newark, NJ (LATA 224)
                    Philadelphia, PA (LATA 228)
                    St. Louis, MO (LATA 520)
                    San Francisco, CA (LATA 722)
                    Seattle, WA (LATA 674)
                    Washington, DC (LATA 236)

     ________________________

     * Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 1 of 8                   CONFIDENTIAL

     INTRASTATE RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

     Intrastate charges for calls and directory assistance shall be accordance with WilMAX Extended Network Termination Service.

CANADA RATES (1+) [NOT SUBJECT TO DISCOUNT]


Metro Area or NPA        Rate Period    1st 30 Sec.    Add'l 6 Sec.
- -------------------------------------------------------------------

Montreal                 Day            [*]            [*]
                         Nonday         [*]            [*]

Ottawa                   Day            [*]            [*]
                         Nonday         [*]            [*]

Toronto                  Day            [*]            [*]
                         Nonday         [*]            [*]

Vancouver                Day            [*]            [*]
                         Nonday         [*]            [*]

Guelph, Hamilton,        Day            [*]            [*]
London, Kitchner         Nonday         [*]            [*]

NPA 416, 514, 519,       Day            [*]            [*]
613, 819                 Nonday         [*]            [*]

All other areas          Day            [*]            [*]
                         Nonday         [*]            [*]



MEXICO RATES (1+) [NOT SUBJECT TO DISCOUNT]


                    Band +         Rate Period    Rate
                    ----------------------------------

                    Band 1         Day            [*]
                                   Nonday         [*]

                    Band 2         Day            [*]
                                   Nonday         [*]

                    Band 3         Day            [*]
                                   Nonday         [*]

                    Band 4         Day            [*]
                                   Nonday         [*]

                    Band 5         Day            [*]
                                   Nonday         [*]

____________________
* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 2 of 8                   CONFIDENTIAL

                    Band +         Rate Period    Rate
                    ----------------------------------

                    Band 6         Day            [*]
                                   Nonday         [*]

                    Band 7         Day            [*]
                                   Nonday         [*]

                    Band 8         Day            [*]
                                   Nonday         [*]

                    +  As defined in WilTel's F.C.C. Tariff No. 2.


B.   800 ORIGINATION SERVICE

     INTERSTATE RATES PER MINUTE

     [*]

     INTERSTATE EXTENDED RATES PER MINUTE

     [*]

     [*]

     [*]

     CANADA RATES [NOT SUBJECT TO DISCOUNT]

     [*]

     INTRASTATE SERVICE RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

     Intrastate charges for calls shall be in accordance with WilTel's tariffed rates for WilMAX Extended Network 800 Service.

C.   SWITCHED SERVICE

     INTERSTATE (1+ AND 800) RATES PER MINUTE

     [*]

     INTERSTATE (1+) EXTENDED RATES PER MINUTE

     [*]

____________________

     * Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

                                     Page 3 of 8                   CONFIDENTIAL

     INTERSTATE (800) EXTENDED RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

     [*]

     [*]

     [*]

     [*]

     CANADA RATES (800) [NOT SUBJECT TO DISCOUNT]

     [*]


CANADA RATES (1+) [NOT SUBJECT TO DISCOUNT]



Metro Area or NPA        Rate Period    1st 30 Sec.    Add'l 6 Sec.
- -------------------------------------------------------------------

Montreal                 Day            [*]            [*]
                         Nonday         [*]            [*]

Ottawa                   Day            [*]            [*]
                         Nonday         [*]            [*]

Toronto                  Day            [*]            [*]
                         Nonday         [*]            [*]

Vancouver                Day            [*]            [*]
                         Nonday         [*]            [*]

Guelph, Hamilton,        Day            [*]            [*]
London, Kitchner         Nonday         [*]            [*]

NPA 416, 514, 519,       Day            [*]            [*]
613, 819                 Nonday         [*]            [*]

All other areas          Day            [*]            [*]
                         Nonday         [*]            [*]

________________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 4 of 8                   CONFIDENTIAL

MEXICO RATES (1+) [NOT SUBJECT TO DISCOUNT]


                    Band +         Rate Period    Rate
                    ----------------------------------

                    Band 1         Day            [*]
                                   Nonday         [*]

                    Band 2         Day            [*]
                                   Nonday         [*]

                    Band 3         Day            [*]
                                   Nonday         [*]

                    Band 4         Day            [*]
                                   Nonday         [*]

                    Band 5         Day            [*]
                                   Nonday         [*]

                    Band 6         Day            [*]
                                   Nonday         [*]

                    Band 7         Day            [*]
                                   Nonday         [*]

                    Band 8         Day            [*]
                                   Nonday         [*]

                    +  As defined in WilTel's F.C.C. Tariff No. 2


____________________
* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 5 of 8                   CONFIDENTIAL

     WILTEL'S TARIFFED INTRASTATE RATES PER MINUTE (1+ AND 800) (SUBJECT TO CHANGE BY WILTEL) [NOT SUBJECT TO DISCOUNT]


State  Rate      State   Rate      State  Rate      State   Rate
- ----------------------------------------------------------------

AL     [*]       IN      [*]       NH     [*]       SC      [*]

AR     [*]       KS      [*]       NJ     [*]       SD      [*]

AZ     [*]       KY      [*]       NM     [*]       TN      [*]

CA     [*]       LA      [*]       NY     [*]       TX      [*]

CO     [*]       MA      [*]       NC     [*]       UT      [*]

CT     [*]       MD      [*]       ND     [*]       VA      [*]

DE     [*]       MI      [*]       NV     [*]       VT      [*]

FL     [*]       MN      [*]       OH     [*]       WA      [*]

GA     [*]       MO      [*]       OK     [*]       WI      [*]

IA     [*]       MS      [*]       OR     [*]       WV      [*]

ID     [*]       MT      [*]       PA     [*]       WY      [*]

IL     [*]       NE      [*]


D.   DEDICATED ACCESS SERVICE

     INTERSTATE (1 + AND 800) RATES PER MINUTE

     [*]

     INTERSTATE (1+) EXTENDED RATES PER MINUTE

     [*]

     INTERSTATE (800) EXTENDED RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

     [*]

     [*]

     [*]

     [*]


________________________

     * Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 6 of 8                   CONFIDENTIAL

     CANADA RATES (800) [NOT SUBJECT TO DISCOUNT]

     [*]

CANADA RATES (1+) [NOT SUBJECT TO DISCOUNT]


Metro Area or NPA        Rate Period    1st 30 Sec.    Add'l 6 Sec.
- -------------------------------------------------------------------

Montreal                 Day            [*]            [*]
                         Nonday         [*]            [*]

Ottawa                   Day            [*]            [*]
                         Nonday         [*]            [*]

Toronto                  Day            [*]            [*]
                         Nonday         [*]            [*]

Vancouver                Day            [*]            [*]
                         Nonday         [*]            [*]

Guelph, Hamilton,        Day            [*]            [*]
London, Kitchner         Nonday         [*]            [*]

NPA 416, 514, 519,       Day            [*]            [*]
613, 819                 Nonday         [*]            [*]

All other areas          Day            [*]            [*]
                         Nonday         [*]            [*]



MEXICO RATES (1+) [NOT SUBJECT TO DISCOUNT]


                    Band +         Rate Period    Rate
                    ----------------------------------

                    Band 1         Day            [*]
                                   Nonday         [*]

                    Band 2         Day            [*]
                                   Nonday         [*]

                    Band 3         Day            [*]
                                   Nonday         [*]

                    Band 4         Day            [*]
                                   Nonday         [*]

                    Band 5         Day            [*]
                                   Nonday         [*]

____________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 7 of 8                   CONFIDENTIAL

                    Band +         Rate Period    Rate
                    ----------------------------------

                    Band 6         Day            [*]
                                   Nonday         [*]

                    Band 7         Day            [*]
                                   Nonday         [*]

                    Band 8         Day            [*]
                                   Nonday         [*]

                    +  As defined in WilTel's F.C.C. Tariff No. 2.


     WILTEL'S TARIFFED INTRASTATE RATES PER MINUTE (1+ AND 800) (SUBJECT TO CHANGE BY WILTEL) [NOT SUBJECT TO DISCOUNT]


State  Rate      State   Rate      State  Rate      State   Rate
- ----------------------------------------------------------------

AL     [*]       IN      [*]       NH     [*]       SC      [*]

AR     [*]       KS      [*]       NJ     [*]       SD      [*]

AZ     [*]       KY      [*]       NM     [*]       TN      [*]

CA     [*]       LA      [*]       NY     [*]       TX      [*]

CO     [*]       MA      [*]       NC     [*]       UT      [*]

CT     [*]       MD      [*]       ND     [*]       VA      [*]

DE     [*]       MI      [*]       NV     [*]       VT      [*]

FL     [*]       MN      [*]       OH     [*]       WA      [*]

GA     [*]       MO      [*]       OK     [*]       WI      [*]

IA     [*]       MS      [*]       OR     [*]       WV      [*]

ID     [*]       MT      [*]       PA     [*]       WY      [*]

IL     [*]       NE      [*]


E.   TRAVEL CARD SERVICE

     INTERSTATE SERVICE RATES PER MINUTE

     [*]

     [*]


_____________________

     * Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 8 of 8                   CONFIDENTIAL

     INTRASTATE TRAVEL CARD SERVICE RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

     [*]

     CANADA RATES PER MINUTE [NOT SUBJECT TO DISCOUNT]

     [*]

F.   DIRECTORY ASSISTANCE SERVICE

     [*]

     [*]

G.   INTERNATIONAL SERVICE [NOT SUBJECT TO DISCOUNT]

     See attached Schedule of applicable WilMAX International Rates.

     IN WITNESS WHEREOF, the parties have executed this Pricing Exhibit on the date first written above.


WILTEL INC.                                           DIGITRAN CORPORATION
                                                  -----------------------------
                                                           (CUSTOMER)

By:      /s/ W.R. Trower                              /s/ Peter S. Macaluso
   -------------------------------                -----------------------------
      (Signature)                                          (Signature)

             W.R. Trower                                  Peter S. Macaluso
- ----------------------------------                -----------------------------
(Print Name)                                                (Print Name)


      Regional Vice President                             Vice President
- ----------------------------------                ----------------------------
             (Title)                                          (Title)



* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 9 of 8                   CONFIDENTIAL

                                        WILMAX

                                     ATTACHMENT I

                                         FOR

                            SPECIAL INTERNATIONAL PRICING

     This Attachment I ("Attachment I") for special International Service ("Special International Service") is made this _____ day of October, 1995 (the "International Effective Date") to those certain Program Enrollment Terms ("PET") dated April 4, 1994, made by and between WorldCom Network Services, Inc. d/b/a WilTel ("WilTel") and Digitran ("Customer") and are a part of their agreement for switched services, more particularly identified as TSA# DCN-940404 (the "TSA"). All capitalized terms used herein not otherwise defined shall have the meaning ascribed to them in the Agreement or the PET, whichever is applicable.

     A. CUSTOMER'S COMMITMENT: Commencing October, 1995 and continuing through (check one of the following) (i) _____ the end of the Service Term (including any extensions thereof), or (ii) _____ October, 1996 [Twelve
     (12) months from the International Effective Date) (the "International Commitment Period"), Customer agrees to maintain Monthly Revenue comprised solely of International per call and measured usage charges (which includes only 1+ usage, whether switched access or dedicated access) ("International Monthly Revenue") of at least (check one of the following) ("Customer's International Commitment"):

          ____ $100,000       _X__ $250,000       ____ $500,000

          ____ $750,000       ____ $1,000,000

     At the end of the International Commitment Period, the terms and conditions contained in this Attachment I (including without limitation, Customer's International Commitment and the Special International Service Rates) will remain in full force and effect until the earlier of (i) cancellation by either party on thirty (30) days prior written notice, or (ii) the expiration of the Term of the TSA. Upon termination of this Attachment I (if termination is prior to the end of the Term), Customer's rate for International Service will be as described in the Pricing Exhibit dated concurrently with the PET, less discounts, if any, described in the PET.

     B. DEFICIENCY CHARGE: In the event Customer does not maintain Customer's International Commitment in any month during the International Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between Customer's International Commitment and Customer's actual International Monthly Revenue (the "INTERNATIONAL DEFICIENCY CHARGE"). The International Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's International Commitment for the unexpired portion of the Service Term, if (i) Customer cancels all circuits comprising all International Service Interconnections, or (ii) WilTel terminates the Agreement based on Customer's Default.


                                     Page 1 of 2                   CONFIDENTIAL

     C. OTHER COMMITMENTS: Customer's International Commitment as described in Paragraph A above (including the International Deficiency Charge as described in Paragraph B above) is in addition to any commitment(s) and Deficiency Charges Customer may have as described in the PET. However, Customer's International Monthly Revenue under this Attachment I will be included in determining if Customer has met such other commitments as may be described in the PET.

     D. SPECIAL INTERNATIONAL SERVICE RATES: During the International Commitment Period, charges for Special International Service provided pursuant to this Attachment I are shown on the Special International Pricing Exhibit which is attached hereto and dated concurrently herewith.

     E. OTHER TERMS/CONDITIONS: All other terms and conditions contained in the Agreement, including without limitation those terms and conditions contained in the PET, will remain in full force and effect for the remainder of the Service Term as defined in the PET (including any extensions thereto).

     IN WITNESS WHEREOF, the parties have executed this Attachment I on the date first written above.

WORLDCOM NETWORK SERVICES, INC.                        DIGITRAN CORPORATION
d/b/a WILTEL                                      -----------------------------
                                                            (CUSTOMER)

By:      /s/ W.R. Trower                             /s/ George R. Frylinck
    ------------------------------                -----------------------------
           (Signature)                                     (Signature)

             W.R. Trower                                 George R. Frylinck
- ----------------------------------                -----------------------------
            (Print Name)                                   (Print Name)


      Regional Vice President                             Vice President
- ----------------------------------                -----------------------------
             (Title)                                         (Title)


                                     Page 2 of 2                   CONFIDENTIAL

                                   PRICING EXHIBIT
                                   TSA# DCN 940404


     This Pricing Exhibit is made to that certain Attachment I for Special International pricing dated October, 1995 to those certain Program Enrollment Terms (PET) dated April 4, 1994, and more particularly identified as TSA# DCN 940404, made by and between WorldCom Network Services, Inc. d/b/a WilTel ("WilTel") and Digitran ("Customer").


CARRIER INTERNATIONAL PROMOTION
July 25, 1995

                                                                 Dedicated
                                                  Promotion      Access
                                                  Rate           $250k/month
          COUNTRY                  Country        Switched       Revenue
                                   Code           Access         Commitment

       Afghanistan                    93            [*]            [*]
       Albania                       355            [*]            [*]
       Algeria                       213            [*]            [*]
       Amer Samoa                    684            [*]            [*]
       Angola                        244            [*]            [*]
       Anguilla                      809            [*]            [*]
       Antarctica                    672            [*]            [*]
       Antigua                       809            [*]            [*]
       Argentina                      54            [*]            [*]
       Armenia                       374            [*]            [*]
       Aruba                         297            [*]            [*]
       Ascension Island              247            [*]            [*]
       Australia                      61            [*]            [*]
       Austria                        43            [*]            [*]
       Azerbaijan                    994            [*]            [*]
       Bahamas                       809            [*]            [*]
       Bahrain                       973            [*]            [*]
       Bangladesh                    880            [*]            [*]
       Barbados                      809            [*]            [*]
       Belarus                       375            [*]            [*]
       Belgium                        32            [*]            [*]


___________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

                                     CONFIDENTIAL

       Belize                        501            [*]            [*]
       Benin                         229            [*]            [*]
       Bermuda                       809            [*]            [*]
       Bhutan                        975            [*]            [*]
       Bolivia                       591            [*]            [*]
       Bosnia-Herzegovina            387            [*]            [*]
       Botswana                      267            [*]            [*]
       Brazil                         55            [*]            [*]
       British Virgin Islands        809            [*]            [*]
       Brunei                        673            [*]            [*]
       Bulgaria                      359            [*]            [*]
       Burkina Faso                  226            [*]            [*]
       Burundi                       257            [*]            [*]
       Cambodia                      855            [*]            [*]
       Cameroon                      237            [*]            [*]
       Canada                                       [*]            [*]
       Cape Verde Islands            238            [*]            [*]
       Cayman Islands                809            [*]            [*]
       Central African Republ        236            [*]            [*]
       Chad Republic                 235            [*]            [*]
       Chile                          56            [*]            [*]
       China                          86            [*]            [*]
       Colombia                       57            [*]            [*]
       Comoros (Mayotte Islan        269            [*]            [*]
       Congo                         242            [*]            [*]
       Cook Islands                  682            [*]            [*]
       Costa Rica                    506            [*]            [*]
       Croatia                       385            [*]            [*]
       Cuba                           53            [*]            [*]
       Cyprus                        357            [*]            [*]
       Czech Republic                 42            [*]            [*]
       Denmark                        45            [*]            [*]
       Diego Garcia                  246            [*]            [*]
       Djibouti                      253            [*]            [*]
       Dominica                      809            [*]            [*]
       Dominican Republic            809            [*]            [*]
       Ecuador                       593            [*]            [*]
       Egypt                          20            [*]            [*]
       El Salvador                   503            [*]            [*]
       Equi Guinea                   240            [*]            [*]


___________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

                                     CONFIDENTIAL

       Eritrea                       291            [*]            [*]
       Estonia                       372            [*]            [*]
       Ethiopia                      251            [*]            [*]
       Faeroe Islands                298            [*]            [*]
       Falkland Islands              500            [*]            [*]
       Fiji Islands                  679            [*]            [*]
       Finland                       358            [*]            [*]
       Fr Guiana                     594            [*]            [*]
       Fr Polynesia                  689            [*]            [*]
       France (Andorra, Monaco        33            [*]            [*]
       French Antilles (St. Ba       596            [*]            [*]
       Gabon                         241            [*]            [*]
       Gambia                        220            [*]            [*]
       Georgia                       995            [*]            [*]
       Germany                        49            [*]            [*]
       Ghana                         233            [*]            [*]
       Gibraltar                     350            [*]            [*]
       Greece                         30            [*]            [*]
       Greenland                     299            [*]            [*]
       Grenada                       809            [*]            [*]
       Guadeloupe                    590            [*]            [*]
       Guam                          671            [*]            [*]
       Guantan. Bay                 5399            [*]            [*]
       Guatemala                     502            [*]            [*]
       Guinea                        224            [*]            [*]
       Guinea Bissau                 245            [*]            [*]
       Guyana                        592            [*]            [*]
       Haiti                         509            [*]            [*]
       Honduras                      504            [*]            [*]
       Hong Kong                     852            [*]            [*]
       Hungary                        36            [*]            [*]
       Iceland                       354            [*]            [*]
       India                          91            [*]            [*]
       Indonesia                      62            [*]            [*]
       Inmarsat ATL WEST             874            [*]            [*]
       Inmarsat IND OCEAN            873            [*]            [*]
       Inmarsat PAC OCEAN            872            [*]            [*]
       Inmarsat ATL EAST             871            [*]            [*]
       Iran                           98            [*]            [*]
       Iraq                          964            [*]            [*]



___________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

                                     CONFIDENTIAL

       Ireland                       353            [*]            [*]
       Israel                        972            [*]            [*]
       Italy                          39            [*]            [*]
       Ivory Coast                   225            [*]            [*]
       Jamaica                       809            [*]            [*]
       Japan                          81            [*]            [*]
       Jordan                        962            [*]            [*]
       Kazakhstan                      7            [*]            [*]
       Kenya                         254            [*]            [*]
       Kiribati                      686            [*]            [*]
       Korea, South                   82            [*]            [*]
       Kuwait                        965            [*]            [*]
       Kyrgyzstan                      7            [*]            [*]
       Laos                          856            [*]            [*]
       Latvia                        371            [*]            [*]
       Lebanon                       961            [*]            [*]
       Lesotho                       266            [*]            [*]
       Liberia                       231            [*]            [*]
       Libya                         218            [*]            [*]
       Lithuania                     370            [*]            [*]
       Luxembourg                    352            [*]            [*]
       Macao                         853            [*]            [*]
       Macedonia                     389            [*]            [*]
       Madagascar                    261            [*]            [*]
       Malawi                        265            [*]            [*]
       Malaysia                       60            [*]            [*]
       Maldives                      960            [*]            [*]
       Mali Rep                      223            [*]            [*]
       Malta                         356            [*]            [*]
       Marshall Islands              692            [*]            [*]
       Mauritania                    222            [*]            [*]
       Mauritius                     230            [*]            [*]
       Mexico
       Mexico Band 1 - Peak                         [*]            [*]
       Mexico Band 1 - Off Peak                     [*]            [*]
       Mexico Band  2 - Peak                        [*]            [*]
       Mexico Band  2 - Off Peak                    [*]            [*]
       Mexico Band  3 - Peak                        [*]            [*]
       Mexico Band 3 - Off Peak                     [*]            [*]
       Mexico Band 4 - Peak                         [*]            [*]
       Mexico Band 4 -  Off Peak                    [*]            [*]


___________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

                                     CONFIDENTIAL

       Mexico Band 5 - Peak                         [*]            [*]
       Mexico Band 5 - Off Peak                     [*]            [*]
       Mexico Band 6 - Peak                         [*]            [*]
       Mexico Band 6 - Off Peak                     [*]            [*]
       Mexico Band 7 - Peak                         [*]            [*]
       Mexico Band 7 - Off Peak                     [*]            [*]
       Mexico Band 8 - Peak                         [*]            [*]
       Mexico Band 8 - Off Peak                     [*]            [*]
       Micronesia                    691            [*]            [*]
       Moldova (CIS)                 373            [*]            [*]
       Mongolia                      976            [*]            [*]
       Montserrat                    809            [*]            [*]
       Morocco                       212            [*]            [*]
       Mozambique                    258            [*]            [*]
       Mynamar                        95            [*]            [*]
       Namibia                       264            [*]            [*]
       Nauru                         674            [*]            [*]
       Nepal                         977            [*]            [*]
       Neth Antilles                 599            [*]            [*]
       Netherlands                    31            [*]            [*]
       Nevis                         809            [*]            [*]
       New Caledonia                 687            [*]            [*]
       New Zealand                    64            [*]            [*]
       Nicaragua                     505            [*]            [*]
       Niger                         227            [*]            [*]
       Nigeria                       234            [*]            [*]
       Niue Island                   683            [*]            [*]
       Norfolk Island (Christ        672            [*]            [*]
       Norway                         47            [*]            [*]
       Oman                          968            [*]            [*]
       Pakistan                       92            [*]            [*]
       Palau                         680            [*]            [*]
       Panama                        507            [*]            [*]
       Papua N Guin                  675            [*]            [*]
       Paraguay                      595            [*]            [*]
       Peru                           51            [*]            [*]
       Philippines                    63            [*]            [*]
       Poland                         48            [*]            [*]
       Portugal                      351            [*]            [*]



___________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

                                     CONFIDENTIAL

       Qatar                         974            [*]            [*]
       Reunion Island                262            [*]            [*]
       Romania                        40            [*]            [*]
       Russia                          7            [*]            [*]
       Rwanda                        250            [*]            [*]
       Saipan (Tinian,Rota)          670            [*]            [*]
       Sao Tome                      239            [*]            [*]
       Saudi Arabia                  966            [*]            [*]
       Senegal Rep                   221            [*]            [*]
       Seychelles Island             248            [*]            [*]
       Sierra Leone                  232            [*]            [*]
       Singapore                      65            [*]            [*]
       Slovakia                       42            [*]            [*]
       Slovenia                      386            [*]            [*]
       Solomon Island                677            [*]            [*]
       Somalia                       252            [*]            [*]
       South Africa                   27            [*]            [*]
       Spain                          34            [*]            [*]
       Sri Lanka                      94            [*]            [*]
       St Helena                     290            [*]            [*]
       St Kitts                      809            [*]            [*]
       St Lucia                      809            [*]            [*]
       St Pierre/Miq                 508            [*]            [*]
       St Vcnt/Gren                  809            [*]            [*]
       Sudan                         249            [*]            [*]
       Suriname                      597            [*]            [*]
       Swaziland                     268            [*]            [*]
       Sweden                         46            [*]            [*]
       Switzerland                    41            [*]            [*]
       Syria                         963            [*]            [*]
       Tadjikistan                     7            [*]            [*]
       Taiwan                        886            [*]            [*]
       Tanzania                      255            [*]            [*]
       Thailand                       66            [*]            [*]
       Togo                          228            [*]            [*]
       Tonga                         676            [*]            [*]
       Trinidad/Tob                  809            [*]            [*]
       Tunisia                       216            [*]            [*]
       Turkey                         90            [*]            [*]
       Turkmenistan                    7            [*]            [*]


___________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

                                     CONFIDENTIAL

       Turks/Caicos                  809            [*]            [*]
       Tuvalu                        688            [*]            [*]
       Uganda                        256            [*]            [*]
       Ukraine                       380            [*]            [*]
       United Air Emir               971            [*]            [*]
       United Kingdom                 44            [*]            [*]
       Uruguay                       598            [*]            [*]
       Uzbekistan                      7            [*]            [*]
       Vanuatu                       678            [*]            [*]
       Venezuala                      58            [*]            [*]
       Vietnam                        84            [*]            [*]
       Wallis/Fut                    681            [*]            [*]
       West Samoa                    685            [*]            [*]
       Yemen, Rep of                 967            [*]            [*]
       Yugoslavia                    381            [*]            [*]
       Zaire                         243            [*]            [*]
       Zambia                        260            [*]            [*]
       Zimbabwe                      263            [*]            [*]



___________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.

                                     CONFIDENTIAL

                                   AMENDMENT NO. 1

This Amendment No. 1 is made this 22 day of May, 1996 ("EFFECTIVE DATE") by and between Digitran Corporation ("CUSTOMER") and WorldCom Network Services, Inc., d/b/a WilTel ("WILTEL"), to that certain Attachment I to those Program Enrollment Terms to that certain Telecommunications Services Agreement TSA# DCN-940404 made by and between Customer and WilTel, Inc., now known as WorldCom Network Service, Inc. dated April 4, 1994 (the "TSA"). In the event of any conflict between the terms of the TSA, including the terms of the Attachment I and the terms of this Amendment No. 1, the terms of this Amendment No. 1 shall control. The TSA, Attachment I and this Amendment No. 1 shall collectively be referred to as the "AGREEMENT".

The parties agree for good and valuable consideration, intending legally to be bound, as follows:

The parties agree that the Customer will receive the following Special International Rates as described below:

                         Country             Rate
                         -------             ----

                         Brazil              [*]
                         France              [*]
                         Germany             [*]
                         India               [*]
                         Italy               [*]
                         Netherlands         [*]
                         New Zealand         [*]
                         South Korea         [*]
                         Switzerland         [*]

IN WITNESS WHEREOF the parties have entered into this Amendment I on the date first written above.

                                               FAXSAV INCORPORATED
d/b/a WILTELDIGITRAN CORPORATION               WORLDCOM NETWORK SERVICES, INC.


By:      /s/ Joseph S. Cusick                       /s/ Peter S. Macaluso
   -------------------------------             --------------------------------
           (Signature)                                     (Signature)

             Joseph S. Cusick                           Peter S. Macaluso
- ----------------------------------             --------------------------------
            (Print Name)                                   (Print Name)


      Regional Sales Manager II                     Vice President and CFO
- ----------------------------------             --------------------------------
             (Title)                                        (Title)



___________________

* Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed separately with the Commission pursuant to Rule 406.


                                     Page 1 of 1